FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                December 10, 1996
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)



                  Metric Partners Growth Suite Investors, L.P.
                  --------------------------------------------
                          (Exact name of registrant as
                            specified in its charter)




   0-17660                          California                      94-3050708
-------------                    ---------------                  --------------
(Registration                    (State or Other                  (IRS Employer
    File                         Jurisdiction of                  Identification
   Number)                        Incorporation)                      Number)






          One California Street, San Francisco, California 94111-5415
          -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (415) 678-2000

                     (800) 347-6707 Wats line for all states


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ITEM 5.         OTHER EVENTS

This letter from Registrant to investors dated December 10, 1996, filed herewith as Exhibit 20.1 is hereby incorporated by reference.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits:

      20.1      Letter dated December 10, 1996 from Registrant to its investors.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                    METRIC PARTNERS GROWTH SUITE INVESTORS, L.P., a California Limited Partnership

                     By:       Metric Realty
                               an Illinois general partnership
                               its Managing General Partner


                     By:       Metric Realty Corp.
                               a Delaware corporation
                               its managing general partner

                     By:       /s/ Margot M. Giusti
                               ---------------------------------------------
                               Margot M. Giusti
                               Executive Vice President, Finance and
                               Administration; Principal Financial
                               and Accounting Officer of Metric Realty Corp.


                    Date:      December 10, 1996
                               -----------------